UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 21, 2006

Integra Bank Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Indiana	0-13585	35-1632155
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

21 SE Third Street, Evansville, Indiana		47708
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	812-461-9100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On June 21, 2006, the Board of Directors of Integra Bank Corporation ("Company") approved Roxy M. Baas as director. She will stand for re-election at the Company's 2007 annual meeting of shareholders. There are no arrangements or understandings between Ms. Baas and any other persons pursuant to which she was selected as a director, and there are no reportable transactions under Item 401(a) of Regulation S-K.

Ms. Baas has been appointed to the Company's Audit Committee and Integra Bank's Wealth Management Committee. The Board of Directors has determined that Ms. Baas is "independent" in accordance with the listing standards of Nasdaq National Market and the rules promulgated by the Securities and Exchange Commission, and otherwise meets the applicable criteria for audit committee members.

Each non-employee director serving on the Board of Directors on the day following the annual meeting of shareholders of the Company is granted an award of restricted shares having a market value of $12,000. Each non-employee director also receives a cash retainer of $12,000 payable in four quarterly payments. Non-employee directors also receive a $900 cash fee for each Board of Directors meeting of the Company attended and a $600 cash fee for each committee meeting attended.

Since Ms. Baas did not receive the restricted stock grant to non-employee directors on April 20, 2006, on June 21, 2006, the Compensation Committee granted an award of restricted shares to Ms. Baas having a market value of $10,000, determined as of the close of trading June 20, 2006. Ms. Baas will receive a pro-rated cash retainer of $1,000 for the second quarter of 2006.

A copy of the press release issued by the Company on June 21, 2006 announcing the appointment of Ms. Baas as director is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On June 21, 2006, the Company issued a press release announcing the declaration of the quarterly dividend.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1 Press Release, dated June 21, 2006, issued by the Company

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Integra Bank Corporation

June 21, 2006	By:	Michael T. Vea

Name: Michael T. Vea
Title: Chairman, President and Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated June 21, 2006, issued by the Company.